SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

      Filed by the Registrant |_|
      Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

                        LEADVILLE MINING & MILLING CORP.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                        LEADVILLE MINING & MILLING CORP.
                                76 Beaver Street
                                   26th Floor
                             New York, NY 10005-3402
                            Telephone (212) 344-2828

                                                                PRELIMINARY COPY

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       To Be Held Thursday, March 7, 2003

An Special Meeting of Stockholders of Leadville Mining & Milling Corp., a Nevada corporation (the "Company") will be held at the Company's executive offices located at 76 Beaver Street, 26th Floor, New York, New York 10005 at 3 p.m. (New York Time) on Friday, March 7, 2003, for the following purpose:

      (1) To amend the Company's Articles of Incorporation to change the Company's name to Capital Gold Corporation; and

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), of record on January 24, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At January 24, 2003, the record date for determination of Stockholders entitled to vote at the meeting or any adjournments thereof, 41,543,127 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                             By Order of the Board of Directors,


                                             /s/ Gifford A. Dieterle
                                             -----------------------------------
New York, New York                           Gifford A. Dieterle, President
February 10, 2003

                        LEADVILLE MINING & MILLING CORP.
                          76 Beaver Street - 26th Floor
                          New York City, New York 10005

                                 PROXY STATEMENT

                                                                PRELIMINARY COPY

                       FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 7, 2003

The following instructions concerning the enclosed Proxy and the matters to be acted upon at the Special Meeting of Stockholders of Leadville Mining & Milling Corp. (the "Company") of record as of January 24, 2003 to be held at the Company's executive offices located at 76 Beaver Street, 26th Floor, New York, New York 10005 at 3 p.m. (New York Time) on Friday, March 7, 2003 is submitted to the Stockholders for their information.

    The approximate date of mailing of this solicitation is February 10, 2003

                    SOLICITATION OF AND POWER TO REVOKE PROXY

Solicitation of the enclosed Proxy is being made on behalf of the Company's Board of Directors. Supplementary solicitation may be made by mail, telegraph, telephone or interview by officers and employees of the Company, the cost of which will be nominal. The Company will bear the entire cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock.

A Stockholder executing and delivering a Proxy has power to revoke the same and the authority given thereby at any time prior to the exercise of such authority, if he so elects, by notification to the Secretary of the Company prior to the Special Meeting or by Notice to the Inspectors of Election at the Special Meeting.

                            QUORUM AND VOTE REQUIRED

The presence at the Special Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take Stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.


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Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes," means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

Amendment to the Company's Articles of Incorporation to change the Company's name. To be approved, this matter must receive the affirmative vote of the holders of a majority of the issued and outstanding shares as of the record date. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                                  CAPITAL STOCK

The outstanding Capital Stock on January 24, 2003, the record date, was 41,543,127 shares of Common Stock. Stockholders of record, as of January 24, 2003 will be entitled to one (1) vote for each share of such stock registered in their respective names at the close of business on the aforesaid record date. The present officers intend to vote for the amendment to the Company's Articles of Incorporation to change the Company's name.

           INTEREST OF CERTAIN PERSONS IN THE MATTER TO BE ACTED UPON

None of the Company's officers, directors or affiliates has a substantial interest in the matter to be acted upon at the special meeting other than as a stockholder of the Company.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth, as of January 24, 2003, the record date of the meeting, the ownership of the Company's Common Stock by each person who owns, of record or beneficially, five percent or more of the Company's Common Stock and the ownership by all officers and directors. It also sets forth the present holdings of all officers and directors as a group:


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Name of                      Amount & Nature
Beneficial                   of Beneficial                 Approximate
Owner                        Ownership 1/24/03             Percentage(1)(2)
----------                   -----------------             ----------------

Gifford A. Dieterle*          2,741,379(2)                       6.4%
Jack Everett*                   975,000(2)                       2.3%
Robert Roningen*              1,950,000(2)(3)                    4.6%
Jeffrey W. Pritchard*           706,354(2)                       1.7%
Roger A Newell*               1,000,000(2)                       2.4%
Scott Hazlitt*                1,025,000(2)                       2.4%
Richard Shevchenko            4,428,418(2)(4)                   10.1%

   All Officers and
   Directors as a
   Group (6)                  8,397,733(2)(3)                   18.3%

----------
*     Officer and/or Director of the Company.

(1) Based upon 41,543,127 shares issued and outstanding as of January 24, 2003.

(2) For Messrs. Dieterle, Everett, Roningen, Pritchard, Shevchenko, Newell and Hazlitt, includes, respectively, 1,250,000 shares, 500,000 shares, 500,000 shares, 372,727 shares, 2,500,000 shares, 1,000,000 shares and 725,000 issuable upon exercise of options and/or warrants.

(3)   Includes shares owned by Mr. Roningen's wife.

(4)   Includes shares owned by Mr. Shevchenko's wife and children.

            PROPOSAL ONE: NAME CHANGE TO " CAPITAL GOLD CORPORATION."

The Board of Directors has recommended that the Company's stockholders amend the Company's Articles of Incorporation to change the Company's name to " Capital Gold Corporation." A copy of the Amendment to the Articles of Incorporation is attached hereto as Appendix A.

Reason and effect of name change

The Board of Directors believes that the new proposed name, will more accurately reflect the Company's shift of emphasis from its lead, zinc and gold exploration activities in Leadville, Colorado to its current open pit gold exploration activities in Mexico, where gold is the only metal to mine.

The Board of Directors recommends that you vote FOR the amendment to the Company's Articles of Incorporation changing the Company's name to " Capital Gold Corporation."


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                                     GENERAL

As of the date of the Proxy Statement, there is no matter, so far as in now known to the management of the Company, to be acted on at the Meeting other than as expressly set forth in the Notice of Meeting. It is intended, however, if other matters come up for action at said meeting or an adjournment thereof that the persons named in the enclosed form of Proxy, shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by Proxies received by them, in regard to such other matters, as seems to said persons in the best interest of the Company and its Stockholders.

All shares represented by Proxies in the form enclosed herewith will be voted at said meeting and adjournments thereof in accordance with the terms of such proxies and their pertinent statements included in this Proxy Statement relative to the exercise of the powers granted by said Proxies, provided such Proxies appear to be valid and to have been executed by Stockholders of record entitled to vote thereof and have not been previously revoked.

Dated:                                       BY ORDER OF THE BOARD OF DIRECTORS,
February 10, 2003


                                                  /s/ Gifford A. Dieterle
                                                  ------------------------------
                                                  Gifford A. Dieterle
                                                  President


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                                                                      Appendix A

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                              -Remit in Duplicate-

1.    Name of corporation: Leadville Mining & Milling Corp.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE I of the Articles of Incorporation of the corporation has been amended and, as amended, reads as follows:

      "NAME: THE NAME OF THE CORPORATION IS CAPITAL GOLD CORPORATION."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
      __________________.*

4.    Officer Signature:


      ------------------------------        ------------------------------------
      Gifford A. Dieterle, President        Jeffrey W. Pritchard, Vice President

      *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding share, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

      IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected

                        Leadville Mining & Milling Corp.
                          76 Beaver Street - 26th Floor
                          New York, New York 10005-3402
                              Phone (212) 344-2785

                                      PROXY
                         SPECIAL MEETING OF STOCKHOLDERS
                       To Be Held Thursday, March 7, 2003

      The undersigned hereby appoints Gifford A. Dieterle as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse side, all the shares of common shares, $0.001 par value per share (the "Common Shares"), of Leadville Mining & Milling Corp., a Nevada corporation (the "Company"), at the Special Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices located at 76 Beaver Street, 26th Floor, New York, New York 10005 on Friday, March 7, 2003 at 3 p.m., or any postponement or adjournment thereof, for the following purposes.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         Please date, sign and mail your
                      Proxy card back as soon as possible!

                         SPECIAL MEETING OF STOCKHOLDERS
                        LEADVILLE MINING & MILLING CORP.

                                  March 7, 2003

                 Please detach and Mail in the Envelope Provided

|_|  Please mark your
     Votes as in this Example

                                              FOR        AGAINST      ABSTAIN

(1)   The amendment to the Company's          |_|          |_|          |_|
      Articles of Incorporation to
      change the Company's name to
      "Capital Gold Corporation."

Only holders of the Company's common stock, par value $0.001 per share (the "Common Stock") of record on January 24, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. On January 24, 2003, the record date for determination of Stockholders entitled to vote at the meeting or any adjournments thereof, 41,543,127 shares of Common Stock were issued and outstanding.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

Signature __________________________________

Signature___________________________________            Date____________________

NOTE: Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign.


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